UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 24, 2022

VETANOVA, INC.

(Name of registrant as specified in its charter)

Nevada	000-51068	85-1736272
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

335 A Josephine St.

Denver, CO 80206

Address of principal executive offices

(303) 248-6883

Telephone number, including area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 30.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Item 5.07. Submission of Matters to a Vote of Securities Holders.

A special meeting of the shareholders’ of VetaNova, Inc. was held on May 24, 2022. At the meeting a proposal to reverse split the Company’s common stock on a 60-for-1 basis was approved by the Company’s shareholders:

The following is a tabulation of votes cast with respect to this proposal:

Votes			Broker
For	Against	Abstain	Non-Votes

269,112,211	—	—	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 24, 2022.

VETANOVA, INC.

By:	/s/ John McKowen
John McKowen, Chief Executive Officer